                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


I.  RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                               725,679.06
      Available Funds:
             Contract Payments due and received in this period                                                       3,834,673.24
             Contract Payments due in prior period(s) and received in this period                                      249,709.52
             Contract Payments received in this period for next period                                                 191,068.65
             Sales, Use and Property Tax payments received                                                              53,492.91
             Prepayment Amounts related to early termination in this period                                          1,073,423.03
             Servicer Advance                                                                                          565,351.03
             Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
             Transfer from Reserve Account                                                                               8,400.91
             Interest earned on Collection Account                                                                      13,184.42
             Interest earned on Affiliated Account                                                                       1,152.30
             Proceeds from repurchase of Contracts per Contribution and Servicing
               Agreement Section 5.03                                                                                        0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                 0.00
             Amounts paid under insurance policies                                                                           0.00
             Maintenance, Late Charges and any other amounts                                                            35,428.34

                                                                                                                    --------------
      Total Available Funds                                                                                          6,751,563.41
      Less: Amounts to be Retained in Collection Account                                                               688,285.57
                                                                                                                    --------------
      AMOUNT TO BE DISTRIBUTED                                                                                       6,063,277.84
                                                                                                                    ==============


      DISTRIBUTION OF FUNDS:
             1.   To Trustee -  Fees                                                                                         0.00
             2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           249,709.52
             3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                      a) Class A1 Principal and Interest                                                                     0.00
                      a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 0.00
                      a) Class A3 Principal (distributed after A2 Note matures) and Interest                         4,489,961.45
                      a) Class A4 Principal (distributed after A3 Note matures) and Interest                           219,862.50
                      a) Class A5 Principal (distributed after A4 Note matures) and Interest                           234,054.84
                      b) Class B Principal and Interest                                                                 84,384.10
                      c) Class C Principal and Interest                                                                169,811.80
                      d) Class D Principal and Interest                                                                114,517.66
                      e) Class E Principal and Interest                                                                150,214.93

             4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
             5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                      a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    39,911.98
                      b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  146,419.74
                      c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         8,400.91
             6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           103,257.97
             7.   To Servicer, Servicing Fee and other Servicing Compensations                                          52,770.44
                                                                                                                    --------------
      TOTAL FUNDS DISTRIBUTED                                                                                        6,063,277.84
                                                                                                                    ==============

                                                                                                                    --------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       688,285.57
                                                                                                                    ==============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                   $2,511,821.93
       - Add Investment Earnings                                                                                         8,400.91
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
       - Less Distribution to Certificate Account                                                                        8,400.91
                                                                                                                    --------------
End of period balance                                                                                               $2,511,821.93
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $2,511,821.93
                                                                                                                    ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                        101,401,261.64
                  Pool B                                                                         22,424,096.65
                                                                                               ----------------
                                                                                                                    123,825,358.29
Class A Overdue Interest, if any                                                                          0.00
Class A Monthly Interest - Pool A                                                                   543,470.93
Class A Monthly Interest - Pool B                                                                   120,184.36

Class A Overdue Principal, if any                                                                         0.00
Class A Monthly Principal - Pool A                                                                3,532,517.51
Class A Monthly Principal - Pool B                                                                  747,705.99
                                                                                               ----------------
                                                                                                                      4,280,223.50
Ending Principal Balance of the Class A Notes
                  Pool A                                                                         97,868,744.13
                  Pool B                                                                         21,676,390.66
                                                                                               ----------------
                                                                                                                    ---------------
                                                                                                                    119,545,134.79
                                                                                                                    ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $221,020,000      Original Face $221,020,000     Balance Factor
       $ 3.002693                       $ 19.365775                54.087926%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                                0.00
                  Class A2                                                                                0.00
                  Class A3                                                                       40,205,358.29
                  Class A4                                                                       41,000,000.00
                  Class A5                                                                       42,620,000.00
                                                                                               ----------------

Class A Monthly Interest                                                                                            123,825,358.29
                  Class A1 (Actual Number Days/360)                                                       0.00
                  Class A2                                                                                0.00
                  Class A3                                                                          209,737.95
                  Class A4                                                                          219,862.50
                  Class A5                                                                          234,054.84
                                                                                               ----------------

Class A Monthly Principal
                  Class A1                                                                                0.00
                  Class A2                                                                                0.00
                  Class A3                                                                        4,280,223.50
                  Class A4                                                                                0.00
                  Class A5                                                                                0.00
                                                                                               ----------------
                                                                                                                      4,280,223.50
Ending Principal Balance of the Class A Notes
                  Class A1                                                                                0.00
                  Class A2                                                                                0.00
                  Class A3                                                                       35,925,134.79
                  Class A4                                                                       41,000,000.00
                  Class A5                                                                       42,620,000.00
                                                                                               ----------------
                                                                                                                    ---------------
                                                                                                                    119,545,134.79
                                                                                                                    ===============

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $62,400,000       Original Face $62,400,000      Balance Factor
        $ 3.36119                       $ 68.593325                  57.572331%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                            1,728,775.54
                             Pool B                                                              382,309.31
                                                                                           -----------------
                                                                                                                    2,111,084.85

        Class B Overdue Interest, if any                                                               0.00
        Class B Monthly Interest - Pool A                                                          9,349.79
        Class B Monthly Interest - Pool B                                                          2,067.66
        Class B Overdue Principal, if any                                                              0.00
        Class B Monthly Principal - Pool A                                                        60,220.21
        Class B Monthly Principal - Pool B                                                        12,746.44
                                                                                           -----------------
                                                                                                                       72,966.65
        Ending Principal Balance of the Class B Notes
                             Pool A                                                            1,668,555.33
                             Pool B                                                              369,562.87
                                                                                           -----------------
                                                                                                                 ----------------
                                                                                                                    2,038,118.20
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $3,768,000    Original Face $3,768,000      Balance Factor
          $ 3.030109               $ 19.364822              54.090186%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                            3,458,351.86
                             Pool B                                                              764,817.89
                                                                                           -----------------
                                                                                                                    4,223,169.75

        Class C Overdue Interest, if any                                                               0.00
        Class C Monthly Interest - Pool A                                                         19,554.10
        Class C Monthly Interest - Pool B                                                          4,324.41
        Class C Overdue Principal, if any                                                              0.00
        Class C Monthly Principal - Pool A                                                       120,440.42
        Class C Monthly Principal - Pool B                                                        25,492.87
                                                                                           -----------------
                                                                                                                      145,933.29
        Ending Principal Balance of the Class C Notes
                             Pool A                                                            3,337,911.44
                             Pool B                                                              739,325.02
                                                                                           -----------------
                                                                                                                 ----------------
                                                                                                                    4,077,236.46
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $7,537,000       Original Face $7,537,000        Balance Factor
      $ 3.168172                       $ 19.362252               54.096278%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                              2,305,034.09
                             Pool B                                                                509,745.73
                                                                                            ------------------
                                                                                                                       2,814,779.82

        Class D Overdue Interest, if any                                                                 0.00
        Class D Monthly Interest - Pool A                                                           14,108.73
        Class D Monthly Interest - Pool B                                                            3,120.07
        Class D Overdue Principal, if any                                                                0.00
        Class D Monthly Principal - Pool A                                                          80,293.61
        Class D Monthly Principal - Pool B                                                          16,995.25
                                                                                            ------------------
                                                                                                                          97,288.86
        Ending Principal Balance of the Class D Notes
                             Pool A                                                              2,224,740.48
                             Pool B                                                                492,750.48
                                                                                            ------------------
                                                                                                                   -----------------
                                                                                                                       2,717,490.96
                                                                                                                   =================

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $5,024,000       Original Face $5,024,000       Balance Factor
        $ 3.429299                    $ 19.364821                54.090186%
-------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                              2,882,894.09
                             Pool B                                                                637,580.70
                                                                                            ------------------
                                                                                                                       3,520,474.79

        Class E Overdue Interest, if any                                                                 0.00
        Class E Monthly Interest - Pool A                                                           23,423.51
        Class E Monthly Interest - Pool B                                                            5,180.34
        Class E Overdue Principal, if any                                                                0.00
        Class E Monthly Principal - Pool A                                                         100,367.02
        Class E Monthly Principal - Pool B                                                          21,244.06
                                                                                            ------------------
                                                                                                                         121,611.08
        Ending Principal Balance of the Class E Notes
                             Pool A                                                              2,782,527.07
                             Pool B                                                                616,336.64
                                                                                            ------------------
                                                                                                                   -----------------
                                                                                                                       3,398,863.71
                                                                                                                   =================

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $6,282,000       Original Face $6,282,000       Balance Factor
        $ 4.553303                   $ 19.358656                 54.104803%
-------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                      3,461,127.40
                             Pool B                                                        765,189.47
                                                                                        --------------
                                                                                                            4,226,316.87

        Residual Interest - Pool A                                                          32,685.36
        Residual Interest - Pool B                                                           7,226.62
        Residual Principal - Pool A                                                        120,841.89
        Residual Principal - Pool B                                                         25,577.85
                                                                                        --------------
                                                                                                              146,419.74
        Ending Residual Principal Balance
                             Pool A                                                      3,340,285.51
                             Pool B                                                        739,611.62
                                                                                        --------------
                                                                                                           --------------
                                                                                                            4,079,897.13
                                                                                                           ==============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                      52,770.44
         - Servicer Advances reimbursement                                                                    249,709.52
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    103,257.97
                                                                                                           --------------
        Total amounts due to Servicer                                                                         405,737.93
                                                                                                           ==============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              115,237,444.63

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             4,014,680.66

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ---------------
             ending of the related Collection Period                                                                 111,222,763.97
                                                                                                                    ===============


          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        2,975,174.73

              - Principal portion of Prepayment Amounts                                              1,039,505.93

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                   ---------------
                                   Total Decline in Aggregate Discounted Contract Balance            4,014,680.66
                                                                                                   ===============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               25,483,739.80

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                               849,762.46

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           ---------------
             ending of the related Collection Period                                                                  24,633,977.34
                                                                                                                     ===============


          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                          822,195.78

              - Principal portion of Prepayment Amounts                                                 27,566.68

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                   ---------------
                                   Total Decline in Aggregate Discounted Contract Balance              849,762.46
                                                                                                   ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    135,856,741.31
                                                                                                                     ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A

                                                                                                                      Predecessor
                                                                           Discounted           Predecessor            Discounted
          Lease #        Lessee Name                                       Present Value          Lease #            Present Value
          ---------------------------------------------------------        --------------       -----------         ----------------
          2199-001       Regional Radiology, LLC                           $1,112,975.58          1881-001          $  2,435,321.88
          1231-041       Radnet Management, Inc.                           $  953,502.31
          1560-013       Drew Medical inc                                  $  342,866.78
                         Cash                                              $   25,977.21








                                                                           --------------                           ----------------
                                                                   Totals: $2,435,321.88                            $  2,435,321.88

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $  2,435,321.88
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES [ ] NO [X]

          POOL B

                                                                                                                      Predecessor
                                                                             Discounted             Predecessor       Discounted
          Lease #        Lessee Name                                       Present Value              Lease #        Present Value
          ---------------------------------------------------------        -------------            -----------     ---------------
                         NONE









                                                                           -------------                            ---------------
                                                                   Totals:        $0.00                             $         0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $     0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $     0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                               $     0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES [ ] NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING

                                                                                                                    Predecessor
                                                                                    Discounted      Predecessor     Discounted
          Lease #    Lessee Name                                                   Present Value      Lease #      Present Value
          -----------------------------------------------------------------        --------------   -----------   ----------------
          408-502    Western Kentucky Diagnostic                                   $  495,646.95      277-103     $  2,561,363.27
          1042-501   Pinnacle Imaging, Inc.                                        $1,631,421.93      1513-002    $    953,250.10
          2375-001   Tuscarawas Ambulatory                                         $1,286,730.05      1725-002    $    588,254.35
          1097-506   Advanced Healthcare Resources                                 $  675,567.93
                     Cash                                                          $   13,500.87
          2545-002   Presgar L.C.                                                  $  964,543.83      2205-001    $  3,763,600.22
          2907-001   Laser  Vision Centers, Inc.                                   $  472,557.70
          2000667-2  Hartford Hospital, Inc.                                       $  190,558.39
          2004051-2  Health Care Solutions                                         $  695,143.77
          2004051-3  Health Care Solutions                                         $  993,964.93
          2004887-1  BBC Healthcare International, L.L.C.                          $  212,022.60
          2005804-1  Otsego Memorial Hospital                                      $  236,366.53

                                                                                   --------------                 ----------------
                                                                           Totals: $7,868,025.48                  $  7,866,467.94

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                            7,866,467.94
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables         $0.00

b)  Total discounted Contract Balance of Substitute Receivables          $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES [ ] NO [X]



  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                                            Discounted        Predecessor          Discounted
  Lease #    Lessee Name                                                   Present Value        Lease #          Present Value
  -----------------------------------------------------------------        --------------     -----------       ---------------
  1528-003   U.S. Neurosurgical, Inc.                                      $  642,004.10        960-501         $    82,012.38
  2826-003   Newark Health Imaging, L.L.C.                                 $  205,317.69        960-502         $    28,390.17
  2906-001   Laser Vision Centers, Inc.                                    $  496,511.61        1043-501        $   641,289.38
             Cash                                                          $    3,932.26        1043-502        $   596,073.73

                                                                           --------------                       ---------------
                                                                   Totals: $1,347,765.66                        $ 1,347,765.66

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $ 1,347,765.66
  b) ADCB OF POOL B AT CLOSING DATE                                                                             $50,047,123.17
* c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.69%

  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES [ ] NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                      TOTAL OUTSTANDING CONTRACTS
          This Month                                    2,270,417.36          This Month                          135,856,741.31
          1 Month Prior                                 2,481,264.94          1 Month Prior                       140,721,184.43
          2 Months Prior                                6,012,611.28          2 Months Prior                      144,799,972.18

          Total                                        10,764,293.58          Total                               421,377,897.92

          a) 3 MONTH AVERAGE                            3,588,097.86          b) 3 MONTH AVERAGE                  140,459,299.31

          c) a/b                                               2.55%


2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                         Yes           No      X
                                                                                                             --------       --------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                          Yes           No      X
                                                                                                             --------       --------
          B. An Indenture Event of Default has occurred and is then continuing?                          Yes           No      X
                                                                                                             --------       --------

4.        Has a Servicer Event of Default occurred?                                                      Yes           No      X
                                                                                                             --------       --------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                               Yes           No      X
                                                                                                             --------       --------
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
               not remedied within 90 days?                                                              Yes           No      X
                                                                                                             --------       --------
          C. As of any Determination date, the sum of all defaulted contracts since the Closing date
               exceeds 6% of the ADCB on the Closing Date?                                               Yes           No      X
                                                                                                             --------       --------


6.        Aggregate Discounted Contract Balance at Closing Date    Balance  $251,182,193.26
                                                                           ----------------


          DELINQUENT LEASE SUMMARY

                   Days Past Due      Current Pool Balance         # Leases
                      31 - 60            1,928,456.06                 30
                      61 - 90            6,123,089.44                  9
                     91 - 180            2,270,417.36                 11



          Approved By:
          Matthew E. Goldenberg
          Assistant Treasurer